AMENDMENT TO INTERNATIONAL FRANCHISE AGREEMENT of HERTZ

EQUIPMENT RENTAL SYSTEM by and between HERTZ EQUIPMENT RENTAL

CORPORATION and MONGOLIA EQUIPMENT RENTAL CORPORATION

This amendment ("Amendment") to International Franchise Agreement of Hertz Equipment Rental System is made and entered into this 16th day of December, 2014, by and between, on the one hand, HERTZ EQUIPMENT RENTAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal place of business at 225 Brae Boulevard, Park Ridge, New Jersey 07656, U.S.A. (the “Franchisor”), and on the other hand, Mongolia Equipment Rental Corporation, a corporation organized and existing under the laws of the State of Delaware, having its registered address at 2300 W. Sahara Ave., Suite 800, Las Vegas, NV 89102 (the “Franchisee”).

WITNESSETH:

WHEREAS, on March 21, 2013, Franchisee and Franchisor entered into an International Franchise Agreement (the "Agreement").

WHEREAS, Section IIA of the Agreement (“TERM AND RENEWAL”) refers to a commencement date of July 1st 2013 (the “Original Commencement Date”).

WHEREAS, Franchisor and Franchisee wish to amend the Original Commencement Date to the date of December 31st 2014 (“Amended Commencement Date”).

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.

Hereinafter it shall be adopted and from this point forward Section IIA of the Agreement shall read:

The license granted to Franchisee under this Agreement shall commence on December 31st, 2014 (the “Commencement Date”) and continue for ten (10) years (the “Initial Term”), unless renewed or sooner terminated in accordance with the terms hereof.

2.

Except as specifically amended hereby, the parties hereto acknowledge and confirm that the “International Franchise Agreement” and the “Manual” shall remain in full force and effect and enforceable in accordance with their terms.

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Amendment to be signed by their duly authorized officers.

For: MONGOLIA EQUIPMENT RENTAL CORPORATION
(FRANCHISEE)

BY: /s/ Gary Kucher

NAME: Gary Kucher

TITLE: CEO

DATE:  December 16, 2014

For: HERTZ EQUIPMENT RENTAL CORPORATION
(FRANCHISOR)
BY: /s/ Matthew T. Ladd NAME: Matthew T. Ladd
TITLE: Division Manager - Global Franchise Operations DATE: December 16, 2014

2